SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 1, 1998






             Exact Name of                        IRS
Commission   Registrant as                        Employer         Registrants'
File         Specified in its     State of        Identification   Telephone
Number       Charter              Incorporation   Number           Number

-------------------------------------------------------------------------------

1-       CMP Group, Inc.          Maine            01-0519429      207-623-3521

1-5139   Central Maine Power      Maine            01-0042740      207-623-3521
         Company


                      83 Edison Drive, Augusta, Maine 04336
               (Address of principal executive offices) (zip code)

Item 1 through Item 4.  Not applicable.

Item 5.  Other Events.

Holding Company Structure Implemented

         Effective September 1, 1998, Central Maine Power Company ("Central Maine") was reorganized into a holding company structure under an Agreement and Plan of Merger (the "Merger Agreement") among Central Maine, CMP Group, Inc. ("CMP Group"), and CMP Merger Co., a wholly-owned subsidiary of CMP Group. The Merger Agreement was approved by Central Maine's shareholders at the Annual Meeting of Shareholders held on May 21, 1998. Under the Merger Agreement, CMP Merger Co. merged with and into Central Maine, with Central Maine as the surviving corporation, and all the outstanding shares of the Common Stock of Central Maine ($5.00 par value) were automatically converted on a share-for-share basis to shares of the Common Stock of CMP Group ($5.00 par value). This transaction resulted in Central Maine becoming a subsidiary of CMP Group, which is the holding company for Central Maine and certain non-utility subsidiaries of Central Maine. The Preferred Stock and debt of Central Maine were not converted and remain securities of Central Maine.

         The shares of CMP Group Common Stock issued pursuant to the Merger Agreement were registered under the Securities Act of 1933 pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") (File No. 333-49677) and declared effective on April 13, 1998. See the Prospectus/Proxy Statement of CMP Group (formerly called HoldCo, Inc.) and Central Maine for additional information.

         Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), shares of CMP Group Common Stock are deemed to be registered under Section 12(b) of the Exchange Act. The description of the CMP Group Common Stock contained under the caption "Proposal No. 2 - Approval of the Agreement and Plan of Merger" in the Prospectus/Proxy Statement is incorporated by reference herein.

         The shares of CMP Group Common Stock were also approved for listing by the New York Stock Exchange.

         As of September 1, 1998, shares of Central Maine Common Stock are no longer listed on the New York Stock Exchange. In addition, Central Maine is filing a Form 15 with the SEC to terminate the registration under the Exchange Act of shares of its Common Stock.

Item 6 through Item 8.  Not applicable.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CMP GROUP, INC.



                                              By /s/ D. E. Marsh
                                                 Chief Financial Officer



                                              CENTRAL MAINE POWER COMPANY



                                              By: /s/ Curtis I. Call
                                                  Treasurer


Dated:  September 1, 1998